                                                                    EXHIBIT 10.2

                                                               EXECUTION VERSION

                                 AMENDMENT NO. 9
                                       TO
             SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 9 is entered into as of September 25, 2002, by and among AMERICAN TIRE DISTRIBUTORS, INC., a Delaware corporation, THE SPEED MERCHANT, INC., a California corporation (collectively, the "Borrowers"), the financial institutions party from time to time to the Loan Agreement (as hereinafter defined) (the "Lenders"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation, as administrative agent (the "Administrative Agent") for the Lenders.

                              PRELIMINARY STATEMENT

         The Borrowers, the Lenders and the Administrative Agent are parties to the Second Amended and Restated Loan and Security Agreement dated as of March 6, 2000, as amended by Amendment No. 1 dated as of July 20, 2000, Amendment No. 2 dated as of February 2, 2001, Amendment No. 3 dated as of February 14, 2001, Amendment No. 4 dated as of March 30, 2001, Amendment No. 5 dated as of August 10, 2001, Amendment No. 6 dated as of November 13, 2001, Amendment No. 7 dated as of March 27, 2002, and Waiver and Amendment No. 8 dated as of August 22, 2002 (as at any time amended, the "Loan Agreement"; terms defined therein, unless otherwise defined herein, being used herein as therein defined).

         The Borrowers have requested that the Lenders permit "Firestone" branded inventory to become "Eligible B/F Inventory," amend the definition of "Borrowing Base" in certain respects and amend certain of the financial covenants set forth in the Loan Agreement.

         The Lenders are willing to amend the Loan Agreement, subject to the terms and conditions contained herein.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the Loan Agreement, the Loans outstanding thereunder, the mutual covenants set forth therein and herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS TO LOAN AGREEMENT (PHASE I). Subject to the provisions of SECTION 4(A) of this Amendment, the Loan Agreement is hereby amended as follows:

         (a) By adding the following new definition to Section 1.1 of the Loan Agreement, in proper alphabetical sequence:

                           "American Tire" means American Tire Distributors,
                  Inc., a Delaware corporation, formerly known as Heafner Tire Group, Inc., successor by merger to The J.H. Heafner Company, Inc., a North Carolina corporation.

         (b) By amending the following definition in Section 1.1 of the Loan Agreement in its entirety to read as follows:

                           "Bridgestone/Firestone" means Bridgestone/Firestone
                  North American Tire, LLC, a Delaware limited liability company and successor by merger to Bridgestone/Firestone, Inc., an Ohio corporation.

         (c)      By deleting the definition of "Heafner" that is contained in
Section 1.1 of the Loan Agreement in its entirety.

         (d) By deleting the defined term "Heafner" wherever it appears in the Loan Agreement and by substituting therefor the defined term "American Tire" in lieu thereof in each instance.

         (e) By deleting Schedules 11.1 (a) and 11.1 (b) thereto in their entireties and by substituting therefor Schedules 11.1 (a) and 11.l(b) in the respective forms OF ANNEXES 1 and 2 attached to this Amendment in lieu thereof.

         SECTION 2. AMENDMENTS TO LOAN AGREEMENT (PHASE II). Subject to the provisions of SECTION 4(B) of this Amendment, the Loan Agreement is hereby further amended as follows:

         (a) By deleting the reference to "$90,000,000" that is contained in clause (b)(ii)(B) of the definition of "Borrowing Base" and by substituting in lieu thereof, a reference to "$100,000,000."

         (b) By deleting the reference to "$35,000,000" that is contained in clause (b)(iii)(B) of the definition of "Borrowing Base" and by substituting in lieu thereof a reference to "$25,000,000."

         (c) By amending the following definition in Section 1.1 of the Loan Agreement in its entirety to read as follows:

                           "Eligible B/F Inventory" means items of Inventory (a)
                  that would be Eligible Inventory but for the fact that they are subject to a Subordinated Vendor Lien in favor of Bridgestone/Firestone (or a division or Subsidiary thereof),
                  (b) to the extent the Subordinated Vendor Lien on such Inventory has been subordinated to the Security Interest on terms and conditions satisfactory to the Administrative Agent and the Lenders, and (c) bearing a brand other than a "Firestone" brand (or any brand incorporating the word "Firestone").

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         SECTION 3.        AMENDMENTS TO LOAN AGREEMENT (PHASE III). Subject to
the provisions of SECTION 4(C) of this Amendment, the Loan Agreement is hereby further amended as follows:

         (a) By adding the following new definition to Section 1.1 of the Loan Agreement, in proper alphabetical sequence:

                           "B/F Subordination Agreement" means (i) the Amended
                  and Restated Subordination Agreement among
                  Bridgestone/Firestone, the Administrative Agent, the Borrowers and the Subsidiary Guarantors, which amends and restates that certain Subordination Agreement dated August 14, 2001, and
                  (ii) any replacements, substitutions or modifications of any of the foregoing.

         (b) By amending the following definitions in Section 1.1 of the Loan Agreement in their entireties to read as follows:

                           "B/F Transaction Documents" means, collectively, the
                  Note Issuance and Security Agreement dated as of March 1, 2002, between Bridgestone/Firestone and American Tire, and the Note, Security Agreement, and Warrant referred to therein, the B/F Subordination Agreement and any certificates, instruments, opinions and other documents delivered in connection with the consummation of the transactions contemplated by said Note Issuance and Security Agreement, as in effect on the date hereof, or if not then in effect, then in form and substance substantially identical to the drafts delivered to and approved in writing by the Administrative Agent and the Lenders, or otherwise satisfactory to the Administrative Agent and the Lenders.

                           "Borrowing Base" means at any time an amount equal to
                  the lesser of:

                           (a)      the aggregate Commitments, MINUS the sum of

                                    (i)       the Letter of Credit Reserve, PLUS

                                    (ii)      the Rent Reserve, PLUS

                                    (iii)     any Additional Reserves, and

                           (b)      an amount equal to

                                    (i)      85% (or such lesser percentage as
                           the Administrative Agent may in its reasonable credit judgment determine from time to time) of the face value of Eligible Receivables due and owing at such time, PLUS

                                    (ii)     the lesser of:

                                             (A)      the sum of (1) 65% (or
                                    such lesser percentage as the Administrative
                                    Agent may in its reasonable credit judgment determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis and fair market value of Eligible Inventory consisting of tires at such time, PLUS (2) the lesser of (x) 60% (or such lesser percentage as the Administrative Agent may in its reasonable credit judgment determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis and fair market value of Eligible B/F Inventory consisting of tires at such time, and (y) $18,000,000, PLUS (3) 65% (or such lesser percentage as the Administrative Agent may in its reasonable credit judgment determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis and fair market value of Eligible Goodyear Inventory consisting of tires at such time, and

                                             (B)      $100,000,000, PLUS

                                    (iii)    the lesser of:

                                             (A)      50% (or such lesser
                                    percentage as the Administrative Agent may in its reasonable credit judgment determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis and fair market value of Eligible Inventory other than tires, at such time, and

                                             (B)      $25,000,000, MINUS

                                    (iv)     the sum of

                                             (A)      the Letter of Credit
                                    Reserve, PLUS

                                             (B)      the Rent Reserve, PLUS

                                             (C)      the Dilution Reserve, PLUS

                                             (D)      the Minimum Availability
                                    Reserve, PLUS

                                             (E)       any Additional Reserves.

                           "Eligible B/F Inventory" means items of Inventory (a)
                  that would be Eligible Inventory but for the fact that they are subject to a Subordinated Vendor Lien in favor of Bridgestone/Firestone (or a division or Subsidiary thereof), and (b) to the extent the Subordinated Vendor Lien on such Inventory has been subordinated to the Security Interest on terms and conditions satisfactory to the Administrative Agent and the Lenders.

          SECTION 4.       EFFECTIVENESS OF AMENDMENT.

         (a) The provisions of SECTION 1 of this Amendment shall become effective on the date (the "Amendment (Phase I) Effective Date") on which the Administrative Agent shall have received (1) an amendment fee in the amount of $200,000, for the Ratable account of the Lenders, and (2) the following documents, each of which shall be satisfactory in form and substance to the Administrative Agent and in sufficient copies for each Lender (terms defined in the Loan Agreement, as amended by this Amendment, being used in this SECTION 4 as so defined):

                  (i) this Amendment duly executed by the Administrative Agent, the Borrowers, the Subsidiary Guarantors and the Required Lenders;

                  (ii) a certificate of the president or chief financial officer of American Tire stating that, to the best of his knowledge and based on an examination sufficient to enable him to make an informed statement, after giving effect to the Amendment,

                           (A) all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct in all material respects on and as of the Amendment (Phase I) Effective Date, and

                           (B)      no Default or Event of Default exists;

                  and the Administrative Agent shall be satisfied as to the truth and accuracy thereof; and

                  (iii) such other documents and instruments as the Administrative Agent may reasonably request.

         (b) The provisions of Section 2 of this Amendment shall become effective on the date (the "Amendment (Phase II) Effective Date") on which the Administrative Agent shall have received the following documents, each of which shall be satisfactory in form and substance to the Administrative Agent and in sufficient copies for each Lender:

                  (i) this Amendment duly executed by the Administrative Agent, the Borrowers, the Subsidiary Guarantors and all Lenders;

                  (ii) a certificate of the president or chief financial officer of American Tire stating that, to the best of his knowledge and based on an examination sufficient to enable him to make an informed statement, after giving effect to the Amendment,

                           (A) all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct in all material respects on and as of the Amendment (Phase II) Effective Date, and

                           (B)      no Default or Event of Default exists;

                  and the Administrative Agent shall be satisfied as to the truth and accuracy thereof; and

                  (iii) such other documents and instruments as the Administrative Agent may reasonably request.

         (c) The provisions of SECTION 3 of this Amendment shall become effective on the date (the "Amendment (Phase III) Effective Date") on which the Administrative Agent shall have received the following documents, each of which shall be satisfactory in form and substance to the Administrative Agent and in sufficient copies for each Lender:

                  (i) this Amendment duly executed by the Administrative Agent, the Borrowers, the Subsidiary Guarantors and all Lenders;

                  (ii) a certificate of the president or chief financial officer of American Tire stating that, to the best of his knowledge and based on an examination sufficient to enable him to make an informed statement, after giving effect to the Amendment,

                           (A) all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct in all material respects on and as of the Amendment (Phase III) Effective Date, and

                           (B)      no Default or Event of Default exists;

                  and the Administrative Agent shall be satisfied as to the truth and accuracy thereof; and

                  (iii) on or before October 28, 2002, the B/F Subordination Agreement, duly executed by the Administrative Agent, the Borrowers, the Subsidiary Guarantors and Bridgestone/Firestone and in form and substance satisfactory in all respects to the Administrative Agent and the Lenders; and

                  (iv) such other documents and instruments as the Administrative Agent may reasonably request.

         On the Amendment (Phase III) Effective Date, the definition of "Eligible B/F Inventory" that is contained in SECTION 3 of this Amendment shall be the operative definition and shall supercede the definition of "Eligible B/F Inventory" that is contained in SECTION 2 of this Amendment.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. Each Loan Party hereby makes the following representations and warranties to the Administrative Agent and the Lenders, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:

                  (a) Authorization of Agreements. Each Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Amendment and each other such agreement contemplated hereby to which it is a party has been duly executed and delivered by the duly authorized officers of such Loan Party and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

                  (b) Compliance of Agreements with Laws. The execution, delivery and performance of this Amendment in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

                           (i) require any Governmental Approval (that has not been obtained) or violate any Applicable Law relating to such Loan Party or any of its Subsidiaries,

                           (ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by-laws or any shareholders' agreement of such Loan Party or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which such Loan Party, any of its Subsidiaries or any of such Loan Party's or such Subsidiaries' property may be bound or any Governmental Approval relating to such Loan Party or any of its Subsidiaries, or

                           (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Loan Party other than the Security Interest.

          SECTION 6. EFFECT OF AMENDMENT. From and after the Amendment (Phase I) Effective Date, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent and the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 7.        COUNTERPART EXECUTION; GOVERNING LAW.

                  (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed signature page of any party hereto by facsimile transmission shall be as effective as delivery of a manually delivered counterpart thereof.

                  (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflicts of law principles thereof.

                  [Signatures will commence on following page]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                        BORROWERS:

                                        AMERICAN TIRE DISTRIBUTORS, INC.
[Corporate Seal]

Attest:                                 By:  /s/ William E. Berry
                                           -------------------------------------
                                           Name: William E. Berry
                                                 -------------------------------
/s/ J. Michael Gaither                     Title: Executive Vice President & CFO
------------------------                          ------------------------------
[Assistant] Secretary


                                        THE SPEED MERCHANT, INC.
[Corporate Seal]

Attest:                                 By:  /s/ William E. Berry
                                           -------------------------------------
                                           Name: William E. Berry
                                                 -------------------------------
/s/ J. Michael Gaither                     Title: Vice President
------------------------                          ------------------------------
[Assistant] Secretary


                                        SUBSIDIARY GUARANTORS:

                                        Acknowledged and consented to this
                                        18th day of September 2002:


                                        T.O. HAAS TIRE COMPANY, INC.



                                        By:  /s/ William E. Berry
                                           -------------------------------------
                                           Name: William E. Berry
                                                 -------------------------------
                                           Title: Vice President
                                                  ------------------------------


                                        T.O. HAAS HOLDING CO., INC.



                                        By:  /s/ William E. Berry
                                           -------------------------------------
                                           Name: William E. Berry
                                                 -------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                        FLEET CAPITAL CORPORATION, as
                                        Administrative Agent and as a Lender



                                        By:  /s/ Stephen Y. McGehee
                                           -------------------------------------
                                           Stephen Y. McGehee
                                           Senior Vice President

                                        WACHOVIA BANK, NATIONAL
                                        ASSOCIATION, formerly known as FIRST
                                        UNION NATIONAL BANK, as Documentation
                                        Agent and as a Lender



                                        By:  /s/ John T. Trainor
                                           -------------------------------------
                                           Name: John T. Trainor
                                                 -------------------------------
                                           Title: Director
                                                  ------------------------------

                                        TRANSAMERICA BUSINESS CAPITAL
                                        CORPORATION, as a Lender



                                        By:  /s/ Dennis Snyder
                                           -------------------------------------
                                           Name: Dennis Snyder
                                                 -------------------------------
                                           Title: Sr. Vice President
                                                  ------------------------------

                                        STANDARD FEDERAL BANK NATIONAL
                                        ASSOCIATION, formerly known as MICHIGAN
                                        NATIONAL BANK, as successor in interest
                                        to Mellon Bank, N.A., as a Lender

                                        BY:  LASALLE BUSINESS CREDIT, INC., ITS
                                             agent



                                             By: /s/ Roger D. Attix
                                                --------------------------------
                                                Name: Roger D. Attix
                                                      --------------------------
                                                Title: VP
                                                       -------------------------

                                        THE CIT GROUP/BUSINESS CREDIT, INC., as
                                        a Lender



                                        By:  /s/ Nick Malatestinic
                                           -------------------------------------
                                           Name: Nick Malatestinic
                                                 -------------------------------
                                           Title: VP Team Leader
                                                  ------------------------------

                                                                         ANNEX 1
                                                              to Amendment No. 9

                                SCHEDULE 11.1(A)

                             EBITDA - HEAFNER GROUP


The period of four consecutive
Fiscal Quarters ending with:                                                   EBITDA - Heafner Group
------------------------------                                  --------------------------------------------------
The last day of the third Fiscal Quarter
of Fiscal Year 2002                                                              $33,000,000

The last day of the fourth Fiscal Quarter of
Fiscal Year 2002                                                                 $36,000,000

The last day of each Fiscal Quarter thereafter                  $36,000,000, as increased (on a cumulative
                                                                basis) (a) by $2,000,000 on the last day of
                                                                the second Fiscal Quarter of Fiscal Year 2003,
                                                                (b) by $1,500,000 on the last day of the fourth
                                                                Fiscal Quarter of Fiscal Year 2003, and (c) by
                                                                $1,500,000 on the last day of each of the second
                                                                and the fourth Fiscal Quarters of each Fiscal
                                                                Year thereafter, up to a cap of $42,500,000

                                                                         ANNEX 2
                                                              to Amendment No. 9

                               SCHEDULE 11.1(B)

                     MINIMUM FIXED CHARGE COVERAGE RATIO

                           Period                                                Ratio
                           ------                                               ---------
         The period of two consecutive
         Fiscal Quarters ending on the last day of
         the third Fiscal Quarter of Fiscal Year 2002                           1.50 to 1

         The period of three consecutive
         Fiscal Quarters ending on the last day of
         the fourth Fiscal Quarter of Fiscal Year 2002                          1.40 to 1

         The period of four consecutive Fiscal Quarters
         ending on the last day of the first Fiscal Quarter
         of Fiscal Year 2003 and on the last day of each
         Fiscal Quarter thereafter                                              1.20 to 1